Prepayments and Other Current Assets (Details) - Schedule of Prepayments and Other Current Assets		Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Prepayments and Other Current Assets [Abstract]
Advance deposit for intent acquisition	[1]			¥ 46,600,000
Receivables from third parties	[2]			24,640,939
Deductible input value-added tax		2,983,607		2,737,802
Receivables of over-paid income tax		889,303		880,339
Prepayments of services		1,958,238		456,848
Others		362,396		190,238
Total		¥ 6,193,544	$ 872,342	¥ 75,506,166

[1]	On July 27, 2021, the Group entered into investment cooperation agreement with Beijing S.K. Pursuant to the agreement, the Group prepaid RMB100,000,000 for the intent acquisition of Beijing S.K. The Group completed the acquisition of Beijing P.X. by utilizing the prepayment in the amount of RMB53,400,000. The Group is in the process of evaluating Beijing S.K.’s other subsidiaries that are suitable as future acquiring targets. The remaining balance of prepayment will be used for the acquisition when targets are selected and finished internal restructuring. The Group made full allowance for the year ended December 31, 2023.
[2]	Receivables from third parties included: (i) amounts due from Beijing S.K. of RMB22,850,000 fair value gain from contingent consideration of acquisition as of December 2022 and 2023. The Group made full allowance for the year ended December 31, 2023; (ii) amounts due from Beijing S.K. of RMB1,790,939 as Beijing S.K. collected tuition, accommodation and other miscellaneous fees on behalf of Langfang School and Chuangmei Weiye before the acquisition of Beijing P.X as of December 31, 2022. The Group has fully collected the receivable from Beijing S.K during 2023. Receivables from third parties were interest free, unsecure and the Group expected to collect the receivables within one year.